SIX CIRCLES FUNDS

Six Circles Credit Opportunities Fund

Supplement dated August 18, 2023

to the Summary Prospectus dated May 1, 2023

Effective August 19, 2023, the Six Circles Credit Opportunities Fund (the “Fund”) will operate as a diversified fund and all references to the Fund being a “non-diversified” fund in the Fund’s summary prospectus are deleted, including by deleting:

•	The first two sentences of the sixth paragraph under the “What are the Fund’s main investment strategies?” section of the Prospectus; and

•	The “Non-Diversified Fund Risk” under “The Fund’s Main Investment Risks” section of the Prospectus.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SUMMARY PROSPECTUS FOR FUTURE REFERENCE

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SUPP-6C-2023-31